Power of Attorney

I, Virginia G. Breen, the undersigned Director of A&Q Long/Short Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys, Andrew Hollenbeck and Keith A. Weller as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement on Form N-14 or amendments thereto (including any pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Virginia G. Breen

Name: Virginia G. Breen
Title: Director

Dated as of December 28, 2020

Power of Attorney

I, Meyer Feldberg, the undersigned Director of A&Q Long/Short Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys, Andrew Hollenbeck and Keith A. Weller as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement on Form N-14 or amendments thereto (including any pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Meyer Feldberg

Name: Meyer Feldberg
Title: Director

Dated as of December 28, 2020

Power of Attorney

I, George W. Gowen, the undersigned Director of A&Q Long/Short Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys, Andrew Hollenbeck and Keith A. Weller as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement on Form N-14 or amendments thereto (including any pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ George W. Gowen

Name: George W. Gowen
Title: Director

Dated as of December 27, 2020

Power of Attorney

I, Stephen H. Penman, the undersigned Director of A&Q Long/Short Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys, Andrew Hollenbeck and Keith A. Weller as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement on Form N-14 or amendments thereto (including any pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Stephen H. Penman

Name: Stephen H. Penman
Title: Director

Dated as of December 26, 2020